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                                                                   EXHIBIT 10.21

                          THIRD AMENDED LOAN AGREEMENT

     WHEREAS, on the 25th day of October, 2000, STILLWATER NATIONAL BANK AND TRUST COMPANY OF STILLWATER, OKLAHOMA (hereinafter referred to as the "Bank") and WESTWOOD CORPORATION, a Nevada Corporation (hereinafter referred to as "Westwood"), TANO CORP., a Louisiana Corporation (hereinafter referred to as "TANO"), NMP CORP., an Oklahoma Corporation (hereinafter referred to as "NMP"), and MC II ELECTRIC COMPANY, a Texas Corporation (hereinafter referred to as "MCII"), (collectively Westwood, Tano, NMP and MCII are hereinafter referred to as "Debtor") entered into a Loan Agreement (hereinafter referred to as the "Loan Agreement"), wherein the Bank agreed to enter into a revolving loan agreement whereby the Bank would loan to the Company up to TWO MILLION EIGHT HUNDRED THOUSAND and NO/100 DOLLARS ($2,800,000.00) for the purpose of financing the Company's ongoing operations, which agreement was evidenced by a Renewal and Amended Revolving Promissory Note of even date therewith ("Note"); and

     WHEREAS, on June 25, 2001, Bank and Debtor entered into an Amended Loan Agreement whereby the parties amended the Loan Agreement by, among other things, extending the Maturity Date and increasing the rate of interest contained in the Note and;

     WHEREAS, on December 19, 2001, Bank and Debtor entered into a Second Amended Loan Agreement whereby the parties amended the Loan Agreement by, among other things, extending the Maturity Date and increasing the line of credit available to the Debtor to THREE MILLION EIGHT HUNDRED THOUSAND and NO/100 DOLLARS ($3,800,000.00) and;

     WHEREAS, the parties wish to make further adjustments to the lending arrangements between the parties, including increasing the line of credit available to the Debtor to FOUR MILLION FIVE HUNDRED THOUSAND and NO/100 DOLLARS ($4,500,000.00).

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereby agree to amend the Loan Agreement in the following respects:

     1. Paragraphs 1.1, 1.1 (a) and 1.1 (b) of the Loan Agreement are amended to read as follows:

           1.1 Subject to the terms and conditions of this Agreement, Debtor shall have the right from time to time, prior to the "Termination Date" (defined below), to borrow and, upon repayment, reborrow from the Bank amounts not at any one time in the aggregate principal balance exceeding the lesser of: (i) the Borrowing Base determined as of the date of borrowing; or (ii) Four Million Five Hundred Thousand and No/100 Dollars ($4,500,000.00) (hereinafter referred to as "Revolving Loan"). For these purposes:

                  (a)  "Termination Date" means July 15, 2002.

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               (b)   "Borrowing Base" means, as of any given date, the sum of
               the following factors: (1) seventy-five percent (75%), or at the Bank's sole discretion any lesser percentage designated upon forty-five (45) days notice, of Eligible Trade Accounts Receivable of TANO, MC II and NMP; plus (2) fifty percent (50%) of the value of the inventory of TANO, MCII, and NMP, not to exceed Two Million Four Hundred Thousand and No/100 Dollars ($2,400,000.00).

     2. Paragraph 1.2 of the Loan Agreement shall be amended to reflect that the "Renewal Note" which is defined in that paragraph refers to the Third Amended and Restated Revolving Promissory Note between the parties dated of even date hereof in the original principal amount of Four Million Five Hundred Thousand and No/100 Dollars ($4,500,000.00).

     3. This Loan Agreement shall be further amended to provide that upon the execution of this Third Amended Loan Agreement, and as a condition precedent thereto, the Debtor shall pay to the Bank a Loan Fee of One Thousand and No/100 Dollars ($1,000.00).

     4. Except as may be amended herein, the terms and conditions of the Loan Agreement remain in full force and effect.

     IN WITNESS WHEREOF, this Agreement is executed this 15th day of March, 2002.

                                  "BANK"
                                  STILLWATER NATIONAL BANK AND TRUST
                                  COMPANY, STILLWATER, OKLAHOMA


                                  By:   /s/ Joe E. Staires
                                     ----------------------------------------
                                     Joe E. Staires, Senior Vice President


                                  "COMPANY"
                                  Westwood Corporation, a Nevada corporation


                                  By:   /s/ Ernest H. McKee
                                     ----------------------------------------
                                     Ernest H. McKee, President

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                                     TANO Corp., a Louisiana corporation



                                     By:   /s/ Guy Hardwick
                                        ---------------------------------------
                                        Guy Hardwick, President



                                     NMP Corp., an Oklahoma corporation



                                     By:   /s/ Ernest H. McKee
                                        ---------------------------------------
                                        Ernest H. McKee, President



                                     MC II Electric Company, a Texas corporation



                                     By:   /s/ Ernest H. McKee
                                        ---------------------------------------
                                        Ernest H. McKee, President

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